SUPPLEMENT DATED JUNE 28, 2024 TO THE FOLLOWING
INITIAL SUMMARY PROSPECTUSES, PROSPECTUSES and UPDATING SUMMARY
PROSPECTUSES DATED MAY 1, 2024

New York Life IndexFlex Variable Annuity – FP Series	New York Life IndexFlex Variable Annuity
INVESTING IN
NYLIAC Variable Annuity Separate Account III
This supplement amends the most recent initial summary prospectuses, prospectuses and updating summary prospectuses (each a “Prospectus,” and together, the “Prospectuses”) for the variable annuity contracts referenced above. You should read this information carefully and retain this supplement for future reference, together with the Prospectus for your contract. This supplement is not valid unless it is read in conjunction with the Prospectus for your contract. All capitalized terms used but not defined herein have the same meaning as those included in the Prospectus.
The purpose of this supplement is to inform you of the following change to your Prospectus effective on or about August 12, 2024:

1.	For all MainStay Portfolios, all references to “MainStay” in the Portfolio names are deleted and replaced with “NYLI” (New York Life Investments).
The following change will be effective on or about August 28, 2024:

2.	For the MainStay VP S&P 500 Index – Service Class, all references in the Prospectuses to IndexIQ Advisors LLC as subadviser will be deleted.
The other sections of your Prospectus remain unchanged.

New York Life Insurance and Annuity Corporation
(a Delaware Corporation)
51 Madison Avenue
New York, New York 10010